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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 31, 2001
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                          SigmaTron International, Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                       0-23248                36-3918470
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        (State or other                 (Commission          (I.R.S. Employer
 jurisdiction of incorporation)         File number)        Identification No.)



2201 Landmeier Road, Elk Grove Village, Illinois                   60007
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  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (847) 956-8000
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          (Former name or former address, if changed since last report)







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Item 4. Changes In Registrant's Certifying Accountant.

     On October 31, 2001, Registrant's Board of Directors elected to appoint Grant Thornton LLP to replace Ernst & Young LLP ("E&Y") as its independent auditors, subject to ratification by its shareholders at Registrant's annual meeting on December 7, 2001.

     The report of E&Y on Registrant's Form 10-K for the year ended April 30, 2001 contained an explanatory paragraph raising substantial doubt about Registrant's ability to continue as a going concern. Aside from this explanatory paragraph, the report of E&Y on Registrant's consolidated financial statements for the years ended April 30, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

     In connection with the audits for the years ended April 30, 2001 and 2000, and through October 31, 2001, Registrant had no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to such matters in their report.

     Registrant has requested E&Y to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated November 6, 2001 is filed as Exhibit 16 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

            16 Letter from E&Y to SEC dated November 6, 2001 pursuant to the requirements of Item 304(a)(3) of Regulation S-K.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: November 6, 2001


                                     SIGMATRON INTERNATIONAL, INC.


                                     By: /s/ Gary R. Fairhead
                                         -------------------------------------
                                         Gary R. Fairhead, President and Chief
                                         Executive Officer (Principal Executive
                                         Officer)





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                                      INDEX



Exhibit
Number     Description of Document
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 16        Letter from Ernst & Young LLP to Securities Exchange Commission dated November 6, 2001 pursuant to the requirements of Item 304(a)(3) of Regulation S-K.















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